JENNIFER CONVERTIBLES INC. & SUBSIDIARIES 11-2824646
                                   FORM 7004
                        MEMBERS OF THE AFFILIATED GROUP
                     FOR FISCAL YEAR ENDED AUGUST 26, 1995


              NAME OF COMPANY                                   F.E.I.N.
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1.    JENNIFER CONVERTIBLES INC. (PARENT)                       11-2824646
2.    JENNIFER MANAGEMENT, INC.                                 11-3031730
3.    JENNIFER - CHICAGO, LTD.                                  36-3780505
4.    JENNIFER CONVERTIBLES LICENSING CORP.                     51-0338920
5.    JENNIFER FINANCIAL CORP.                                  51-0341201
6.    JENNIFER MANAGEMENT II, CORP.                             51-0339177
7.    JENNIFER MANAGEMENT III, LTD.                             52-1783552
8.    JENNIFER MANAGEMENT IV, CORP.                             51-0349129
9.    JENNIFER MANAGEMENT V, LTD.                               51-0349876
10.   JENNIFER MANAGEMENT VI, INC.                              51-0356054
11.   JENNIFER MANAGEMENT VII, CORP.                            52-1908845
12.   JENNIFER MANAGEMENT VIII, CORP.                           52-1908846
13.   JENNIFER MEDIA CORP.                                      51-0363593
14.   JENNIFER PURCHASING CORP.                                 11-3187319
15.   JENNIFER CROSSWAYS PARK DRIVE, INC.                       11-3289114
16.   ELEGANT LIVING MANAGEMENT, INC.                           51-0345049
17.   ELEGANT LIVING INC.                                       11-3199627
18.   JENNIFER LEATHER-BEVERLY CA., INC.                        95-4530534
19.   JENNIFER LEATHER-WEST COAST CA., INC.                     95-4530535
20.   BOSTON POST ROAD CONVERTIBLES                             11-2832027
21.   DANBURY SQUARE CONVERTIBLES, INC.                         06-1208887
22.   HIGH RIDGE CONVERTIBLES, INC.                             06-1214626
23.   JENNIFER NORWALK, INC.                                    11-2824768
24.   JENNIFER LEATHER-WESTPORT CT., INC.                       06-1419322
25.   ROUTE 7 CONVERTIBLES, INC.                                11-2824769
26.   JENNIFER LEATHER-FT. LAUDERDALE, INC.                     65-0527550
27.   JENNIFER LEATHER-KENDALL FL., INC.                        65-0540130
28.   JENNIFER LEATHER-NAPLES FL., INC.                         65-0499299
29.   JENNIFER LEATHER-TAMARAC FL., INC.                        65-0501875
30.   JENNIFER LEATHER-WEST BOCA RATON FL., INC.                65-0555559
31.   J.C. FAIRVIEW HEIGHTS II, INC.                            37-1306185
32.   J.C. CLEARWATER II, INC.                                  35-1858256
33.   J.C. GREENWOOD II, INC.                                   35-1858257
34.   J.C. LAFAYETTE II, INC.                                   35-1858255
35.   J.C. MONUMENT CIRCLE II, INC.                             35-1858254
36.   J.C. LENEXA KS II, INC.                                   48-1136462
37.   CIPRIANO SQUARE CONVERTIBLES, INC.                        52-1551921
38.   CONTOUR ROAD CONVERTIBLES, INC.                           52-1552029
39.   NICHOLSON LANE CONVERTIBLES, INC.                         52-1551922
40.   JENNIFER LEATHER-ROCKVILLE PIKE INC.                      52-1877735
41.   BROCKTON CONVERTIBLES, INC.                               04-3028021
42.   BURLINGTON CONVERTIBLES, INC.                             06-1249746
43.   CAMBRIDGE CONVERTIBLES, INC.                              04-3039584
44.   FRAMINGHAM CONVERTIBLES, INC.                             04-3169121
45.   SAUGUS CONVERTIBLES, INC.                                 04-2988314
46.   SPRINGFIELD CONVERTIBLES, INC.                            06-1249746





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47.   STEWART STREET CONVERTIBLES, INC.                         04-2988308
48.   WEST ROXBURY CONVERTIBLES, INC.                           04-2988300
49.   WESTBORO CONVERTIBLES, INC.                               06-1232727
50.   JENNIFER LEATHER-BOYLSTON MA, INC.                        04-3239831
51.   JENNIFER LEATHER-BURLINGTON MA, INC.                      04-3274464
52.   JENNIFER LEATHER-NATICK MA, INC.                          04-3253369
53.   JENNIFER LEATHER-SEEKONK MA, INC.                         06-1413687
54.   JENNIFER LEATHER-WEST ROXBURY MA, INC.                    06-1403211
55.   J.C. BIRMINGHAM II, INC.                                  38-3099335
56.   J.C. CRANBROOK II, INC.                                   38-3099334
57.   J.C. DEARBORN MI II, INC.                                 38-3129121
58.   J.C. NOVI MI II, INC.                                     38-3207962
59.   J.C. PONTIAC MI II, INC.                                  38-3129117
60.   J.C. ROSEVILLE II, INC.                                   38-3099337
61.   J.C. UTICA II, INC.                                       38-3099331
62.   J.C. BENJAMIN PLAZA MO II, INC.                           43-1634036
63.   J.C. BRIDGETON II, INC.                                   43-1634038
64.   J.C. CHESTERFIELD CROSSING MO II, INC.                    43-1634042
65.   J.C. FLORISSANT II, INC.                                  43-1634043
66.   J.C. LADUE MO II, INC.                                    36-3947958
67.   J.C. MACKENZIE POINTE MO II, INC.                         43-1634045
68.   J.C. PLAZA BUILDING MO II, INC.                           43-1634037
69.   J.C. ST. PETERS II, INC.                                  43-1634034
70.   KAYE STREET CONVERTIBLES, INC.                            02-0417247
71.   PORTSMOUTH CONVERTIBLES, INC.                             02-0417246
72.   SOUTH NASHUA CONVERTIBLES, INC.                           02-0417245
73.   CONVERTIBLES OF UNION, INC.                               22-3386103
74.   CONVERTIBLES OF WOODBRIDGE, INC.                          22-3388303
75.   EAST BRUNSWICK CONVERTIBLES, INC.                         22-2810455
76.   EAST GREENBROOK CONVERTIBLES, INC.                        22-2901671
77.   JENNIFER LONG BRANCH, INC.                                22-3211058
78.   JENNIFER ROUTE 4, INC.                                    11-2787491
79.   JENNIFER PARAMUS INC.                                     11-3283616
80.   PATERSON CONVERTIBLES, INC.                               22-2917879
81.   PARAMUS CONVERTIBLES, INC.                                11-2856003
82.   ROUTE 10 CONVERTIBLES, INC.                               11-2856003
83.   ROUTE 17 CONVERTIBLES, INC.                               11-2858872
84.   ROUTE 35 CONVERTIBLES, INC.                               11-2858874
85.   ROUTE 440 CONVERTIBLES, INC.                              11-2856001
86.   ROUTE 46 CONVERTIBLES, INC.                               11-2855888
87.   UNION CONVERTIBLES, INC.                                  11-2827199
88.   WOODBRIDGE CONVERTIBLES, INC.                             22-2901659
89.   JENNIFER LEATHER-EAST BRUNSWICK, N.J., INC.               22-3358661
90.   JENNIFER LEATHER-PARAMUS, N.J., INC.                      22-3219041
91.   JENNIFER LEATHER-SHORT HILLS, N.J., INC.                  22-3342177
92.   JENNIFER LEATHER-TOMS RIVER, INC.                         APPLIED F
93.   JENNIFER LEATHER-TOTOWA, N.J., INC.                       22-3347160
94.   JENNIFER LEATHER-UNION, N.J. INC.                         11-3214494
95.   JENNIFER LEATHER-WOODBRIDGE, N.J., INC.                   11-3199633
96.   CONVERTIBLES OF GRAND CONCOURSE, INC.                     13-3842471
97.   GRAND CONCOURSE CONVERTIBLES, INC.                        11-2746529
98.   HARTSDALE CONVERTIBLES, INC.                              13-3251681

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99.   JENNIFER CENTRAL, INC.                                    11-2754431
100.  JENNIFER CONCOURSE, INC.                                  11-2698082
101.  JENNIFER ELMHURST, INC.                                   11-3037234
102.  JENNIFER MONTAGUE, INC.                                   13-3178331
103.  JENNIFER NICOLE, INC.                                     11-3182892
104.  JENNIFER 149TH STREET, INC.                               11-3031729
105.  JENNIFER OUTLET CENTER, INC.                              11-3199590
106.  JENNIFER RICHMOND, INC.                                   11-2816041
107.  JENNIFER SUNRISE, INC.                                    11-2816044
108.  NICOLE CONVERTIBLES, INC.                                 11-2655985
109.  STATEN ISLAND CONVERTIBLES, INC.                          11-2766409
110.  VALLEY STREAM CONVERTIBLES, INC.                          11-2841130
111.  COUNTRY GLEN CONVERTIBLES, INC.                           11-3118862
112.  ELEGANT LIVING-BROADWAY I, INC.                           13-3715187
113.  ELEGANT LIVING-CARLE PLACE I, INC.                        11-3158664
114.  ELEGANT LIVING-SCARSDALE I, INC.                          13-3704166
115.  ELEGANT LIVING-VICTORY BOULEVARD I, INC.                  11-3173282
116.  GLEN PLACE LEATHER, INC.                                  11-3173285
117.  JENNIFER LEATHER-110, INC.                                11-3230374
118.  JENNIFER LEATHER-66TH STREET, INC.                        11-3214493
119.  JENNIFER LEATHER-83RD STREET, INC.                        13-3729465
120.  JENNIFER LEATHER-BROADWAY, INC.                           11-3199628
121.  JENNIFER LEATHER-CARLE PLACE, INC.                        11-3173263
122.  JENNIFER LEATHER-CROSSGATES, INC.                         06-3253369
123.  JENNIFER LEATHER-ELMHURST, INC.                           11-3199587
124.  JENNIFER LEATHER-FARMINGDALE, INC.                        11-3199637
125.  JENNIFER LEATHER-GRAND CONCOURSE, INC.                    11-3231605
126.  JENNIFER LEATHER-KINGS HIGHWAY, INC.                      11-3172841
127.  JENNIFER LEATHER-NANUET, INC.                             11-3254905
128.  JENNIFER LEATHER-SELDEN, INC.                             11-3199635
129.  JENNIFER LEATHER-SOUTHHAMPTON I, INC.                     11-3158662
130.  JENNIFER LEATHER-STATEN ISLAND, INC.                      11-3214490
131.  JENNIFER LEATHER-VICTORY BOULEVARD, INC.                  11-3173279
132.  JENNIFER LEATHER-WESTSIDE, INC.                           11-3199630
133.  JENNIFER-YONKERS, INC.                                    11-3173283
134.  LEESBURG PIKE CONVERTIBLES, INC.                          54-1444131
135.  FAIRFAX CONVERTIBLES, INC.                                62-1363913
136.  VIENNA CONVERTIBLES, INC.                                 54-1488104
137.  JENNIFER LEATHER-VIENNA, INC.                             54-1749067
138.  WISCONSIN CONVERTIBLES, INC.                              52-1594507
139.  JENNIFER LEATHER-GEORGETOWN, INC.                         52-1877738
140.  J.C. EAST TOWNE WI II, INC.                               39-1751986
141.  J.C. FASHION SQUARE WI II, INC.                           39-1751983
142.  J.C. WEST ALLIS WI II, INC.                               39-1751984

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